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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS, CONSENT


We consent to the incorporation by reference in this Registration Statement of Restoration Hardware, Inc. on Form S-8 of our report dated March 31, 2000, appearing in the Annual Report on Form 10-K of Restoration Hardware, Inc. for the year ended January 29, 2000.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

San Francisco, California
April 9, 2001